
SAGINAW
SAGINAW



Rand Logistics, Inc. (NASDAQ: RLOG)
Third Quarter FY2011
Earnings Conference Call
February 14, 2011
8:30 a.m. EST



Forward-Looking Statements



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 16, 2010.

RAND
LOGISTICS, INC.

Conference Call Details



- The conference call webcast and accompanying slides are available on the Rand Logistics, Inc. website at: http://www.randlogisticsinc.com/presentations.html

- A telephonic replay of the conference call may be accessed approximately two hours after the completion of the call.
  – 800-642-1687, Conference ID#41829430
  – 706-645-9291, Conference ID#41829430 for international callers

RAND
LOGISTICS, INC.

Agenda





- **Introduction**
  Laurence Levy, Chairman and Chief Executive Officer

- **Business Environment and Operational Overview**
  Scott Bravener, President of Lower Lakes

- **Financial Overview**
  Joe McHugh, Chief Financial Officer

- **Fiscal Year 2012 Earnings Opportunities**
  Ed Levy, President of Rand Logistics

RAND
LOGISTICS, INC.

Introduction
Laurence Levy



- During the first six months of fiscal year 2011, we experienced a series of mechanical incidents on our vessels which collectively resulted in a cumulative financial expense that, as previously stated, management regards as non-recurring.
- The financial impact of these incidents far exceeded our historic experience and totaled $4.9 million of one-time costs and lost margin.
- We still expect operating income plus depreciation and amortization will exceed $19 million for the fiscal year ending March 31, 2011.
- Based on current economic conditions, we are adjusting our prior guidance of $0.90 to $1.00 of free cash flow per common share to $1.15 to $1.30, reflecting the anticipated benefits to be derived from the newly acquired KK Integrated Shipping (KKIS) vessels.
- We believe our year-to-date results, notwithstanding the costs and lost margin due to the mechanical incidents, clearly illustrate the benefits of our differentiable and sustainable competitive advantages. These include :
  - high barriers to entry
  - a non-duplicatable asset portfolio
  - customer and end-market diversification
  - long term contracts with revenue visibility
  - an efficient cost structure



RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener





- Our third quarter results were in line with our expectations as we enjoyed consistent customer demand throughout the quarter. This demand continued across our end markets into January 2011, as we operated for an above average 144 sailing days in the month.

- While demand for many of the commodities that we transport remains below their trailing five year averages, we experienced an overall increase in demand in our markets during the 2010 sailing season, as compared to the same period in 2009.

- We are experiencing varying degrees of demand improvement across the markets that we serve.

RAND
LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



U.S.-Flag Dry-Bulk Cargo Carriage on the Great Lakes
(net tons in thousands)



Iron Ore
55,000
45,000
35,000
25,000
15,000
5,000
24,031
42,801
-1.8%
42,028
YTD Dec 2009
YTD 5-Yr
YTD Dec 2010



Salt
2,000
1,500
1,000
500
0
1,261
1,208
15.1%
1,391
YTD Dec 2009
YTD 5-Yr Average
YTD Dec 2010



Coal
30,000
25,000
20,000
15,000
10,000
5,000
0
20,675
24,672
-12.7%
21,540
YTD Dec 2009
YTD 5-Yr Average
YTD Dec 2010



Sand
500
400
300
200
100
0
263
393
-42.5%
226
YTD Dec 2009
YTD 5-Yr Average
YTD Dec 2010



Limestone
30,000
25,000
20,000
15,000
10,000
5,000
17,067
24,818
-17.8%
20,410
YTD Dec 2009
YTD 5-Yr Average
YTD Dec 2010



Grain
500
400
300
200
100
0
305
343
-10.6%
307
YTD Dec 2009
YTD 5-Yr Average
YTD Dec 2010

Rand total tonnage during the first nine months decreased by 2%, excluding outside voyage charter, year-over-year

* Data from Lake Carriers Association

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo

Q3 FY2010



Pet Coke 0.3%
Coke 0.9%
Slag 0.4%
Grain 13.6%
Ore 14.9%
Aggregates 39.6%
Salt 14.5%
Coal 15.8%
Aggregates
Coal
Salt
Ore
Grain
Slag
Coke
Pet Coke

Q3 FY2011



Slag 1.4%
Coke 0.5%
Pet Coke 0.4%
Grain 12.7%
Aggregates 38.9%
Ore 12.9%
Salt 13.9%
Coal 19.3%
Aggregates
Coal
Salt
Ore
Grain
Slag
Coke
Pet Coke

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



Rand Tonnage by Cargo



Dec YTD FY2010
Pet Coke 0.4%
Grain 12.0%
Slag 1.7%
Coke 0.7%
Aggregates 43.9%
Salt 14.8%
Ore 13.6%
Coal 12.9%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke



Dec YTD FY2011
Slag 1.1%
Pet Coke 0.6%
Oxide 0.6%
Coke 0.3%
Grain 10.6%
Salt 12.5%
Aggregates 44.3%
Ore 13.7%
Coal 16.3%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND
LOGISTICS, INC.



Key Metrics
Q3 FY2011 vs. Q3 FY2010



Sailing Days
1,150
1,050
950
850
1,065
1.4%
1,050
Q3 FY2010
Q3 FY2011



Marine Freight Revenue per Day
27,800
27,400
27,000
26,600
26,200
25,800
25,400
25,000
26,853
3.1%
26,030
Q3 FY2010
Q3 FY2011

Our vessel utilization equaled 95.1% of the theoretical maximum of 1,104 days for the fiscal third quarter.

Business Environment and Operational Overview
Scott Bravener



Key Metrics
Nine Months Ended 12/31/10 vs. 12/31/09

Sailing Days



3,500
3,000
2,500
2,977
5.9%
3,154
Dec YTD FY2010
Dec YTD FY2011

Marine Freight Revenue per Day



28,000
27,500
27,000
26,500
26,000
27,168
0.4%
27,281
Dec YTD FY2010
Dec YTD FY2011

Our vessel utilization equaled 95.6% of the theoretical maximum of 3,300 days for the nine months ending December 2010.

RAND LOGISTICS, INC.

Business Environment and Operational Overview
Scott Bravener



- Our total sailing days increased 177 days, or 5.9%, to 3,154 sailing days during the nine month period ended December 31, 2010 from 2,977 sailing days during the nine month period ended December 31, 2009.

- The increase in sailing days was a result of stronger overall markets, the sailing of the McKee Sons, which sailed only 137 days during the nine month period ended December 31, 2009, partially offset by the loss of 77 sailing days, due to mechanical incidents on several of our vessels during the nine month period ended December 31, 2010.

- Our outlook for fiscal year 2012 is very positive, given our current order book as well as additional customer demand expected in conjunction with the KKIS acquisition. Based on contracts in hand, our expanded fleet is fully booked for the 2011 sailing season.

- We remain confident in our ability to operate our expanded fleet closer to our 3,575 sailing days per year theoretical maximum upon the launch of the repowered Michipicoten in fiscal 2012, which will enable us to continue improving the efficiency of our vessels and our financial results.

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



	Three months ended Dec 31, 2010	Three months ended Dec 31, 2009
Sailing Days	1,050	1,065
Freight Revenue/Sailing Day	$26,030	$26,853
Vessel Operating Expenses less Fuel and Other Surcharge Revenue/Sailing Day	$16,149	$16,510
Repairs and Maintenance Expenses/Sailing Day	$70	$64
G&A (in millions)	$2.4	$2.6
Average F/X Rate	$0.987 USD per CAD	$0.947USD per CAD



RAND
LOGISTICS, INC.

Financial Overview
Joe McHugh



	Nine months ended Dec 31, 2010	Nine months ended Dec 31, 2009
Sailing Days	3,154	2,977
Freight Revenue/Sailing Day	$27,281	$27,168
Vessel Operating Expenses less Fuel and Other Surcharge Revenue/Sailing Day	$17,120	$15,553
Repairs and Maintenance Expenses/Sailing Day	$37	$264
G&A (in millions)	$7.1	$6.8
Average F/X Rate	$0.974USD per CAD	$0.903USD per CAD

RAND
LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge
Q3 FY2011 Actual vs. Q3 FY2010 Actual
(U.S. Dollars in millions)



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$8.4
$0.2
$0.2
($0.9)
$7.9
Q3 YTD FY2010 Actual
Currency Translation
Administration
Net Impact of Sailing Days
Q3 YTD FY2011 Actual
space
Q3 YTD FY2010 Actual
Currency Translation
Administration
Net Impact of Sailing Days

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh



Operating Income Plus Depreciation and Amortization Bridge *

Dec YTD FY2011 vs. Dec YTD FY2010
(U.S. Dollars in millions)



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$27.5
$0.9
$0.7
($2.4)
($1.3)
($0.5)
$24.9
December YTD FY2010 Actual
Currency Translation
Repairs and Maintenance
Net Impact of Mechanical Incidents/Sailing Days
Insurance Assessment
Admin.
December YTD FY2011 Actual

* Excludes GE Amendment Fee of $446K incurred in FY2010

RAND LOGISTICS, INC.

Financial Overview
Joe McHugh





Operating Income Plus Depreciation and Amortization*
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
Trailing Four Quarters Operating Income plus Depreciation and Amortization

* Excludes GE Amendment Fee of $446K incurred in Q1 & Q2 of FY2010

RAND LOGISTICS, INC.

Fiscal Year 2012 Earnings Opportunities
Ed Levy





SS Michipicoten Engine Replacement

- Work is underway and on budget for the SS Michipicoten repowering project, which began on December 16, 2010.
- We estimate that the vessel will be fully operational in the spring of 2011.
- We are expecting an unlevered ROIC in the mid-teens on this investment. The project benefits include:
  - Reduced manning
  - Lower fuel costs
  - Greater speed
  - Maintenance holiday
- Including this repowering project, over the past ten years, Rand has invested more than $60 million of capital into its vessels to improve their efficiency and extend their useful life.

RAND LOGISTICS, INC.

Fiscal Year 2012 Earnings Opportunities
Ed Levy



Kuber Acquisition

- We recently announced our acquisition of two Jones Act compliant, self-unloading integrated tug/barge units from KK Integrated Shipping.
- The acquisition of these vessels allows us to continue modernizing our fleet and expand at a price well below replacement cost.
- These vessels are in excellent structural condition and their addition to our fleet does not require us to add any shore side SG&A.
- Given our current order book as well as additional customer demand expected in conjunction with the KKIS acquisition, the two vessels are currently fully contractually booked for the upcoming sailing season.
- In addition, as a result of this acquisition we have elected to defer a dry-docking and major life extension capital expenditure program planned for this winter, for our smallest, oldest and least profitable vessel.
- The acquisition was structured with $35.5 million cash paid at closing, (including $31.0 million financed with third party debt), $5.1 million of attractively priced junior seller paper and 1.306 million shares of the Company's common stock.
- We expect that this acquisition will add between 25 to 30 cents in free cash flow per common share for our fiscal year ending March 31, 2012.

RAND LOGISTICS, INC.

Fiscal Year 2011 Earnings Opportunities
Ed Levy



Outlook

- The highly strategic KKIS acquisition and our investment in the Michipicoten are predicated on our belief that these investments will allow us to optimize the utilization of our entire fleet and better serve the needs of our customer network. As a result, over the next 24 months we believe we have the opportunity to accelerate our free cash flow growth.

- While we have not finalized our budgets for the year ending March 31, 2012, we are preliminary projecting that operating income plus depreciation and amortization will be between $34 and $36 million and that free cash flow per common share will be between $1.15 and $1.30 per common share.

- We believe that as we achieve optimal scheduling of our vessels, we have the potential to see free cash flow per common share increase by a further 10% for the year ending March 31, 2013.

- We remain committed to evaluating and pursuing a variety of in-market growth opportunities which will enhance our competitive position as a leading provider of bulk freight shipping services throughout the Great Lakes region and illustrates our long-term commitment to our customers, employees and shareholders.



RAND
LOGISTICS, INC.